Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of December ___, 2017, by and between Jerrick Media Holdings, Inc., a Nevada corporation with its headquarters located at 202 S. Dean St. Englewood, NJ 07631 (the “Company”), and the Investor identified on the signature page hereto (the “Investor”).

WHEREAS, the Company and Investor are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2) and/or Regulation D (“Regulation D”) promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”); and

WHEREAS, the parties hereto desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to Investor, and Investor shall purchase, (i) a 15% Secured Convertible Promissory Note in the form of Exhibit A hereto (the “Note”) in the principal amount set forth on the signature page hereto and (ii) a warrant permitting the Investor to purchase that certain amount of common stock, par value $0.001 per share, of the Company (the “Common Stock”) as is set forth on the signature page hereto, subject to the terms and conditions therein contained (the “Warrant”, together with the Notes, the “Securities”).

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement, the Company and Investor hereby agree as follows:

1.  Purchase and Sale. Upon the terms and subject to the conditions set forth in this Agreement, the Company hereby agrees to (i) sell, assign, transfer and deliver to Investor, and Investor hereby agrees to purchase and accept delivery from the Company, the Notes free of all liens, pledges, mortgages, security interests, charges, restrictions, adverse claims or other encumbrances of any kind or nature whatsoever (“Encumbrances”), for the consideration specified herein and (ii) in consideration of the Note Price delivered by the Investor to the Company, the Company hereby agrees to issue the Warrant to the Investor upon receipt of payment for the Notes.

2.  Investor Representations and Warranties. The Investor hereby acknowledges, represents and warrants as follows (with the understanding that the Company will rely on such representations and warranties in determining, among other matters, the suitability of this investment for the Investor in order to comply with federal and state securities laws):

(a)  The Investor has read this Agreement. The Investor acknowledges that this Securities Purchase Agreement is not intended to set forth all of the information which might be deemed pertinent by an investor who is considering an investment in the Securities. It is the responsibility of the Investor (i) to determine what additional information he desires to obtain in evaluating this investment, and (ii) to obtain such information from the Company.

(b)  Standing of Investor. If Investor is an entity, such Investor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation. If Investor is a natural person, such Investor is not a minor and has the legal capacity to enter into this Agreement;

(c)  Authorization and Power. Investor has the requisite power and authority to enter into and perform this Agreement and to purchase the Notes and accept the Warrants. The execution, delivery and performance of this Agreement by Investor and, if Investor is an entity, the consummation by Investor of the transactions contemplated hereby have been duly authorized by all necessary company action, and no further consent or authorization of Investor, its board of directors or similar governing body, or stockholders is required, as applicable. This Agreement has been duly authorized, executed and delivered by Investor and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of Investor, enforceable against Investor in accordance with the terms thereof;

(d)  No Conflicts. If Investor is an entity, the execution, delivery and performance of this Agreement and the consummation by Investor of the transactions contemplated hereby do not and will not result in a violation of Investor’s charter documents, bylaws or other organizational documents, as applicable;

(e)  Information on Investor. Such Investor is an “accredited investor,” as such term is defined in Rule 501(a) of Regulation D promulgated by the Commission under the Securities Act and affirmed by Investor in the completed Purchaser Questionnaire attached hereto as Exhibit B, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable Investor to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. Investor is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information in any documents delivered by the Investor in connection with this Agreement, including, but not limited to the Purchaser Questionnaire, is true, correct and complete in all respects as of the date hereof. The Investor agrees promptly to notify the Company in writing of any change in such information after the date hereof. Investor is not required to be registered as a broker-dealer under Section 15 of the Securities Exchange Act of 1934, as amended;

(f)  Purchase of Notes and Warrants. Investor will purchase the Securities for its own account for investment and not with a view toward, or for resale in connection with, the public sale or any distribution thereof in violation of the Securities Act or any applicable state securities law, and has no direct or indirect arrangement or understandings with any other person or entity to distribute or regarding the distribution of such Securities;

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(g)  Compliance with Securities Act. Investor understands and agrees that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities laws by reason of their issuance in a transaction that does not require registration under the Securities Act, and that such Securities must be held indefinitely unless a subsequent disposition is registered under the Securities Act or any applicable state securities laws or is exempt from such registration;

(h)  Restricted Securities. The Investor understands that the offering of the Securities has not been registered under the Act, in reliance on an exemption for private offerings provided pursuant to Section 4(2) of the Act and that, as a result, the Securities will be “restricted securities” as that term is defined in Rule 144 under the Act and, accordingly, under Rule 144 as currently in effect, that the Securities must be held for at least one (1) year after the investment has been made (or indefinitely if the Investor is deemed an “affiliate” within the meaning of such rule) unless the Securities is subsequently registered under the Act and qualified under any other applicable securities law or exemptions from such registration and qualification are available. The Investor further understands that the Offering of the Securities has not been qualified or registered under any foreign or state securities laws in reliance upon the representations made and information furnished by the Subscriber herein and any other documents delivered by the Investor in connection with this Agreement; that the offering has not been reviewed by the SEC or by any foreign or state securities authorities; that the Investor’s rights to transfer the Securities will be restricted, which includes restrictions against transfers unless the transfer is not in violation of the Act and applicable state securities laws (including investor suitability standards); and that the Company may in its sole discretion require the Investor to provide at Investor’s own expense an opinion of its counsel to the effect that any proposed transfer is not in violation of the Act or any state securities laws.

(i)  Legends. The Subscriber understands and agrees that the Company will cause any necessary legends in addition to representations to be placed upon any instruments(s) evidencing ownership of the Securities, together with any other legend that may be required by federal or state securities laws or deemed necessary or desirable by the Company.

(j)  Communication of Offer. Investor has a preexisting personal or business relationship with the Company or one or more of its directors, officers or control persons, and the offer to sell the Securities was directly communicated to Investor by the Company. At no time was Investor presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer;

(k)  No Governmental Endorsement. Investor understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities or the suitability of the investment in the Securities, nor have such authorities passed upon or endorsed the merits of the offering of the Securities;

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(l)  Receipt of Information. Investor believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Securities. Investor further represents that through its representatives it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and the business, properties and financial condition of the Company and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to it or to which it had access; and

(m)  No Market Manipulation. Investor and Investor’s affiliates have not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock, to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued or resold.

3.  Company Representations and Warranties. The Company represents and warrants to, and agrees with, Investor that:

(a)  Due Incorporation. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

(b)  Authority; Enforceability. This Agreement has been duly authorized, executed and delivered by the Company and is the valid and binding agreement of the Company, enforceable in accordance with their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally, or principles of equity. The Company has full corporate power and authority necessary to enter into and deliver this Agreement and to perform its obligations thereunder;

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(c)  Capitalization and Additional Issuances. The Company has authorized 320 million (320,000,000) shares of which 300 million is Common Stock and 20 million is preferred stock. As of the date hereof, there are 39,826,003 shares of the Common Stock issued and outstanding and 106,451,228 shares of the Common Stockwhich may be issued hereafter in respect of stock options, warrants, convertible securities preferred stock or other Company Securities (as defined below) issued or outstanding as of the date hereof. All of the outstanding shares of the Common Stock are, and the Common Stock to be issued pursuant to the Note and Warrant will be, duly authorized and validly issued, fully paid and non-assessable and are not (and will not be) subject to preemptive or similar rights affecting the Common Stock. As of the date hereof, except as described on Schedule 3(c) hereto, there are no (i) contracts to which the Company is a party obligating the Company to accelerate the vesting of any company equity award as a result of the transactions contemplated by this Agreement (whether alone or upon the occurrence of any additional or subsequent events), (ii) outstanding securities of the Company convertible into or exchangeable for shares of the Common Stock, (iii) outstanding options, warrants or other agreements or commitments to acquire from the Company, or obligations of the Company to issue, shares of capital stock of (or securities convertible into or exchangeable for shares of capital stock of) the Company or (iv) restricted shares, restricted stock units, stock appreciation rights, performance shares, profit participation rights, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any shares of capital stock of the Company, in each case that have been issued by the Company (the items in clauses (i), (ii) and (iii), together with the capital stock of the Company, being referred to collectively as “Company Securities”). There are no outstanding contracts requiring the Company to repurchase, redeem or otherwise acquire any Company Securities and the Company is not a party to any voting agreement with respect to any Company Securities;

(d)  SEC Filings; Financial Statements; Absence of Undisclosed Liabilities.

(i)  SEC Filings. The Company has filed with the SEC all registration statements, prospectuses, reports, schedules, forms, statements and other documents (including exhibits and all other information incorporated by reference) required to be filed or furnished by it with the SEC since February 5, 2016 (the “Company SEC Documents”) and such Company SEC Documents when filed were true, correct and complete in all material respects. As of their respective filing dates (or, if amended or superseded by a subsequent filing, as of the date of the last such amendment or superseding filing prior to the date hereof), each of the Company SEC Documents complied in all material respects with the applicable requirements of the Sarbanes-Oxley Act of 2002 (including the rules and regulations promulgated thereunder) and the Exchange Act, and the rules and regulations of the SEC thereunder applicable to such Company SEC Documents and did not, at the time it was filed (or, if amended, at the time (and taking into account the content) of such amendment), contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company has made available to Investor correct and complete copies of all correspondence between the SEC, on the one hand, and the Company and any of its subsidiaries, on the other hand, occurring since February 5, 2016 and prior to the date hereof. As of the date hereof, none of the Company SEC Documents is the subject of ongoing SEC review, outstanding SEC comment or outstanding SEC investigation;

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(ii)  Financial Statements. Each of the consolidated financial statements (including, in each case, any related notes thereto) contained in the Company SEC Documents: (i) complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto as of their respective dates; (ii) was prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto and, in the case of unaudited interim financial statements, as may be permitted by the SEC for Quarterly Reports on Form 10-Q); and (iii) fairly presented in all material respects the consolidated financial position of the Company at the respective dates thereof and the consolidated results of the Company’s operations and cash flows for the periods indicated therein, subject, in the case of unaudited interim financial statements, to normal and year-end audit adjustments as permitted by GAAP and the applicable rules and regulations of the SEC. As of the date hereof, Sadler, Gibb & Associates, LLC has not resigned or been dismissed as independent public accountants of the Company as a result of or in connection with any disagreements with the Company on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure;

(iii)  No Undisclosed Liabilities. Neither the Company nor any of its subsidiaries has any liability, indebtedness or obligation of any kind (whether accrued, absolute, contingent, matured, unmatured or otherwise, and whether or not required to be recorded or reflected on a balance sheet under GAAP) (“Liability”) except for Liabilities that (a) are reflected or recorded on the Company’s most recent balance sheet included in the Company SEC Documents (including in the notes thereto but only to the extent it is reasonably apparent that the disclosure in such notes is of a Liability required to be reflected on a balance sheet prepared in accordance with GAAP) contained in the Company SEC Documents or (b) are current Liabilities (within the meaning of GAAP) which were incurred since the date of such balance sheet in the ordinary course of business consistent with past practice;

(e)   Related Party Transactions. All contracts, transactions, arrangements and understandings with any executive officer or director of the Company or any of its subsidiaries, any other person that directly or indirectly controls, is controlled by or is under common control with ( “Affiliate”), the Company, or any person owning 5% or more of the shares of the Common Stock (or any of such person’s immediate family members or Affiliates or associates), which is required to be disclosed under Item 404 of Regulation S-K promulgated under the Securities Act, have been fully and properly disclosed in the appropriate Company SEC Documents. To the Company’s knowledge there are no such contracts, transactions, arrangements or understandings which have not been so disclosed;

(f)  Consents. No consent, approval, authorization or order of any court, governmental agency or body having jurisdiction over the Company or of any other person is required for the execution by the Company of this Agreement and compliance and performance by the Company of its obligations hereunder, including, without limitation, the issuance of Shares and Warrant and sale of the Shares;

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(g)  No Violation or Conflict. Neither the issuance of the Warrant nor the issuance and sale of the Shares nor the performance of the Company’s obligations under this Agreement will:

(i)  violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (a) the charter or bylaws of the Company or (b) any decree, judgment, order or determination applicable to the Company of any court, governmental agency or body having jurisdiction over the Company or over the properties or assets of the Company or (c) any contract, agreement, instrument or undertaking to which the Company or any subsidiary is a party; or

(ii)  result in the creation or imposition of any lien, charge or encumbrance upon the Securities except in favor of Investor as described herein;

(h)  Litigation. There is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or investigation before or by any court, governmental agency or body having jurisdiction over the Company including, without limitation, any such that would affect the execution by the Company or the complete and timely performance by the Company of its obligations under this Agreement. The Company has not, since February 5, 2016, been a party to any material litigation, arbitration or other proceeding, other than what has been previously disclosed by the Company in the Company SEC Documents;

(i)  No General Solicitation. Neither the Company, nor any of its affiliates, nor any person or entity acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Shares;

(j)  Investment Company. The Company is not an “investment company” within the meaning of the Investment Company Act of 1940, as amended;

(k)  Listing and Maintenance Requirements. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the listing and maintenance requirements for continued listing or quotation of the Company Common Stock on the trading market on which the Company Common Stock is currently listed or quoted. The issuance and sale of the Shares under this Agreement does not contravene the rules and regulations of the trading market on which the Company Common Stock is currently listed or quoted, and no approval of the stockholders of the Company is required for the Company to issue and deliver to the Investors the Shares contemplated by this Agreement; and

(l)  Full Disclosure. No representation or warranty or other statement made by the Company in this Agreement in connection with the contemplated transactions contains any untrue statement of material fact or omits to state a material fact necessary to make the representations and warranties set forth herein, in light of the circumstances in which they were made, not misleading.

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4. Adjustments for Stock Splits. In the event and to the extent that the Company consummates a reverse stock split or forward stock split prior to the closing of this transaction, the number of issuable shares of Common Stock purchased under this agreement, including the shares underlying the Note and the shares of Common Stock issuable pursuant to the Warrant shall be proportionately and equitably adjusted.

5. Piggy-Back Registrations. If while any of the Securities are outstanding, there is not an effective Registration Statement covering all of the shares underlying the Warrants and shares of Common Stock issuable pursuant to the terms of the Note and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the Company’s stock option or other employee benefit plans, then the Company shall deliver to each Investor a written notice of such determination and, if within fifteen days after the date of the delivery of such notice, any such Investor shall so request in writing, the Company shall include in such registration statement all or any part of such underlying the Warrants and shares of Common Stock issuable pursuant to the terms of the Note such Investor requests to be registered.

6.  Broker’s Commission/Finder’s Fee. Each party hereto represents to the other that there are no parties entitled to receive fees, commissions, finder’s fees, due diligence fees or similar payments in connection with the consummation of the transactions contemplated hereby. Each party hereto agrees to indemnify the other against and hold the other harmless from any and all liabilities to any persons claiming brokerage commissions or similar fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby and arising out of the indemnifying party’s actions.

7.  Covenants Regarding Indemnification. Each party hereto agrees to indemnify, hold harmless, reimburse and defend the other party and the other party’s officers, directors, agents, counsel, affiliates, members, managers, control persons, and principal shareholders, as applicable, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the indemnified party or any such person which results, arises out of or is based upon (i) any breach of any representation or warranty by the indemnifying party in this Agreement or (ii) any breach or default in performance by the indemnifying party of any covenant or undertaking to be performed by the indemnifying party.

8.  Intellectual Property Rights. The Company and its subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. The Company and its subsidiaries do not have any knowledge of any infringement by the Company or its subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and, except as set forth on Schedule 3, there is no claim, action or proceeding being made or brought against, or to the Company’s knowledge, being threatened against, the Company or its subsidiaries regarding trademarks, trade name rights, patents, patent rights, inventions, copyrights, licenses, service names, service marks, service mark registrations, trade secrets or other.

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9.  Foreign Corrupt Practices Act. To the Company’s knowledge, neither the Company, nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has, in the course of acting for, or on behalf of, the Company, directly or indirectly used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; directly or indirectly made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or any similar treaties of the United States; or directly or indirectly made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government or party official or employee.

10.  Miscellaneous.

(a)  Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery or facsimile, addressed as set forth on the signature pages hereto or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated on the signature page hereto (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.

(b)  Entire Agreement; Assignment. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties hereto. Neither the Company nor Investor has relied on any representations not contained or referred to in this Agreement and the documents delivered herewith.

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(c)  Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile transmission, PDF, electronic signature or other similar electronic means with the same force and effect as if such signature page were an original thereof.

(d)  Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey without regard to principles of conflicts of laws. Any action brought by either party hereto against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New Jersey or in the federal courts located in the state of New Jersey. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The parties hereto agree to submit to the in personam jurisdiction of such courts and hereby irrevocably waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs.

(e)  Severability. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

(f)  Captions. The captions of the various sections and paragraphs of this Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement.

(g)  Confidentiality. The Subscriber covenants and agrees that it will keep confidential and will not disclose or divulge any confidential or proprietary information that such Subscriber may obtain from the Company pursuant to financial statements, reports, and other materials submitted by the Company to such Subscriber in connection with this Offering or as a result of discussions with or inquiry made to the Company, unless such information is known, or until such information becomes known, to the public through no action by the Subscriber; provided, however, that a Subscriber may disclose such information to its attorneys, accountants, consultants, and other professionals to the extent necessary in connection with his or her investment in the Company so long as any such professional to whom such information is disclosed is made aware of the Subscriber’s obligations hereunder and such professional agrees to be likewise bound as though such professional were a party hereto.

(h)  Entire Agreement. This Securities Purchase Agreement (including the Exhibits attached hereto) and other offering documents delivered at the closing pursuant hereto, contain the entire understanding of the parties in respect of its subject matter and supersedes all prior agreements and understandings between or among the parties with respect to such subject matter. The Exhibits constitute a part hereof as though set forth in full above.

(i)  Amendment; Waiver. This Securities Purchase Agreement may not be modified, amended, supplemented, canceled or discharged, except by written instrument executed by both parties. No failure to exercise and no delay in exercising, any right, power or privilege under this Securities Purchase Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege hereunder preclude the exercise of any other right, power or privilege. No waiver of any breach of any provision shall be deemed to be a waiver of any proceeding or succeeding breach of the same or any other provision, nor shall any waiver be implied from any course of dealing between the parties. No extension of time for performance of any obligations or other acts hereunder or under any other agreement shall be deemed to be an extension of the time for performance of any other obligations or any other acts. The rights and remedies of the parties under this Securities Purchase Agreement are in addition to all other rights and remedies, at law or equity, that they may have against each other.

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SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL

DOLLAR AMOUNT INVESTED $_____________________________

AMOUNT INVESTED TO BE SENT VIA: ☐ Check (enclosed) ☐ Wire

Name in Which Note and Warrants Should Be Issued:

Address Information:

For individual subscribers this address should be the Subscriber’s primary legal residence. For entities other than individual subscribers, please provide address information for the entities primary place of business. Information regarding a joint subscriber should be included in the column at right

Legal Address	Legal Address

City, State, and Zip Code	City, State, and Zip Code

AGREED AND SUBSCRIBED	ACCEPTED

This ___ day of _________, 2017	This ___ day of _______, 2017

By:	By:
Name:	Name: Jeremy Frommer
Title (if any):	Title: Chief Executive Officer

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CERTIFICATE OF SIGNATORY

(To be completed if the Securities are

being subscribed for by an entity)

I, ,am the _______________________________ of _____________________________________________ (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Securities Purchase Agreement and to purchase and hold the Notes and Warrants, and certify further that the Securities Purchase Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this ____ day of December, 2017.

______________________________________

(Signature)

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EXHIBIT A

(Note)

NEITHER THIS DEBENTURE NOR THE SECURITIES UNDERLYING THIS DEBENTURE, NOR ANY SECURITIES ISSUABLE UPON ITS CONVERSION, IF ANY, HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT’), OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND MAY ONLY BE ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. THIS DEBENTURE AND THE SECURITIES UNDERLYING THIS DEBENTURE, OR THE SECURITIES ISSUABLE UPON ITS CONVERSION, IF ANY, MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE ACT AND QUALIFICATION UNDER APPLICABLE STATE LAW WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED UNDER THE ACT OR RECEIPT OF A NO- ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION.

JERRICK MEDIA HOLDINGS, INC.

SECURED CONVERTIBLE PROMISSORY NOTE

Dated: December    , 2017

(“Issuance Date”)

FOR VALUE RECEIVED JERRICK MEDIA HOLDINGS, INC., a company organized under the laws of Nevada (the “Company”), hereby promises to pay to      (the “Payee”), or its registered assigns, the principal amount of       ($    USD) together with interest thereon calculated from the Issuance Date (“Interest Commencement Date”) in accordance with the provisions of this Secured Convertible Promissory Note (as amended, modified and supplemented from time to time, this “Note” and together with any other Notes issued in the Note Issuance (as defined below) or upon transfer or exchange, the “Notes”). Capitalized terms not defined in this Note shall have the meaning ascribed to them in the Securities Purchase Agreement dated as of the date hereof.

Certain capitalized terms are defined in Section 9 hereof.

1.    Payment of Interest. Interest shall accrue at a rate equal to  fifteen percent (15%) per annum (the “Interest Rate”) beginning on the Interest Commencement Date on the unpaid principal amount of this Note and shall be payable upon the first anniversary of the Interest Commencement Date in cash and then quarterly in cash thereafter; provided that so long as any Event of Default has occurred and is continuing, the interest rate shall increase two percent (2%) above the current interest rate, and will continue to increase two percent (2%) above the then effective interest rate after every 30-day period thereafter in which the Company remains in default of its obligation to pay principal and interest. In no event shall any interest to be paid under the Notes exceed the maximum rate permitted by law. In any such event, the Note shall automatically be deemed amended to permit interest charges at an amount equal to, but not greater than, the maximum rate permitted by law. Interest shall be computed on the basis of the actual number of days elapsed and a 360-day year.

Ex A-1

2.    Maturity Date. The entire principal amount of this Note and all accrued but unpaid interest thereon shall be due and payable in full in cash in immediately available funds twenty- four months from the date of issuance (such date, the “Maturity Date”) upon the tender of such Note by Payee.

3.    Conversion.

(i)  The Payee shall have the option to (i) convert this Note and any accrued but unpaid interest into shares of the Company’s common stock at any time during the term of the Note or (ii) upon the Maturity Date, tender this Note to the Company for immediate repayment of principal and accrued and unpaid interest. The number of shares that shall be issuable upon conversion of the Note shall equal the number derived by dividing (x) the principal amount of the Note plus any accrued and unpaid interest thereon by (y) US $0.20 (twenty cents US). No fractional shares shall be issued upon a conversion. In lieu of any fractional shares to which Payee would otherwise be entitled, the Company shall pay cash equal to such fraction multiplied by the Pre-Money Valuation.

In order to convert this Note in to Common Stock, the Holder must deliver a dated and signed notice of conversion (the “Notice of Conversion”), a copy of which is attached to this Note as Exhibit A, stating its intention to convert the full principal amount of this Note into Common Stock, Notices of Conversion shall be deemed delivered on the date sent, if personally delivered, to the Company’s Chief Executive Officer at the Company’s principal place of business, or when actually received if sent by another method. The Notice of Conversion shall be accompanied by the original Note.

(ii)  As soon as possible after the conversion has been effected (but in any event within two (2) Business Days), the Company or acquirer shall deliver to the converting holder a certificate or certificates representing the Common Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified. In the event that the Payee elects to tender this Note to the Company for immediate repayment, such payment shall be delivered to the Payee within five (5) business days to the address provided by the Payee to the Company at the time of the surrender of this Note.

(iii)  The issuance of Common Stock upon conversion of this Note shall be made without charge to the holder hereof in respect thereof or other cost incurred by the Company or acquirer in connection with such conversion. Upon conversion of this Note, the Company shall take all such actions as are necessary in order to ensure that the Company’s common stock issuable upon conversion of the Note shall be validly issued, fully paid and nonassessable.

Ex A-2

(iv)  Neither the Company nor acquirer shall close its books against the transfer of this Note in any manner which interferes with the timely conversion of this Note. The Company shall assist and cooperate with any holder of this Note required to make any governmental filings or obtain any governmental approval prior to or in connection with the conversion of this Note (including, without limitation, making any filings required to be made by the Company).

(v)  The Company shall at all times reserve and keep available out of its authorized but unissued shares of common stock, solely for the purpose of issuance upon conversion hereunder, such number of shares of common stock issuable upon conversion. All shares of such capital stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Company shall take all such actions as may be necessary to assure that all such shares of capital stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which such shares of capital stock.

4.  Prepayment. The principal amount of this Note may be prepaid, in whole or in part, after twelve (12) months from the date of issuance at the option of the Company, together with Interest accrued to the date of prepayment. Any such prepayment shall be made pro rata based on such Payee’s share of the aggregate principal amount then owed by the Company to all of the Payees under all the Notes.

In the event of prepayment, in whole or in part, a prepayment penalty rate shall be assessed as follows:

(i)  10% of principal value between months 12 and 18

(ii) 5% of principal value between months 19 and 24

5.  Seniority. This Note is secured indebtedness of the Company and shall be secured by a second priority lien on all the assets of the Company and its subsidiaries, second only to the existing note payable to Arthur Rosen in an amount not to exceed $1,000,000; subject to a carve out for a traditional revolving credit facility secured by receivables with a maximum borrowing capacity of $1,000,000, whether now or hereinafter existing except as otherwise stated herein.

6.  Method of Payments.

(i)  Payment. So long as the Payee or any of its nominees shall be the holder of any Note, and notwithstanding anything contained elsewhere in this Note to the contrary, the Company will pay all sums for principal, interest, or otherwise becoming due on this Note held by the Payee or such nominee not later than 1:00 p.m. New York time, on the date such payment is due, in immediately available funds, in accordance with the payment instructions that the Payee may designate in writing, without the presentation or surrender of such Note or the making of any notation thereon. Any payment made after 1:00 p.m. New York time, on a Business Day will be deemed made on the next following Business Day. If the due date of any payment in respect of this Note would otherwise fall on a day that is not a Business Day, such due date shall be extended to the next succeeding Business Day, and interest shall be payable on any principal so extended for the period of such extension. All amounts payable under this Note shall be paid free and clear of, and without reduction by reason of, any deduction, set-off or counterclaim. The Company will afford the benefits of this Section to the Payee and to each other Person holding this Note.

Ex A-3

(ii)  Transfer and Exchange. Upon surrender of any Note for registration of transfer or for exchange to the Company, in accordance with the terms hereof, at its principal office, the Company at its sole expense will execute and deliver in exchange therefor a new Note or Notes, as the case may be, as requested by the holder or transferee, which aggregate principal amount is equal the unpaid principal amount of such Note, registered as such holder or transferee may request, dated so that there will be no loss of interest on the Note and otherwise of like tenor; provided that this Note may not be transferred by Payee to any Person other than Payee’s affiliates without the prior written consent of the Company (which consent shall not be unreasonably withheld or delayed). The issuance of new Notes shall be made without charge to the holder(s) of the surrendered Note for any issuance tax in respect thereof or other cost incurred by the Company in connection with such issuance, provided that each Noteholder shall pay any transfer taxes associated therewith. The Company shall be entitled to regard the registered holder of this Note as the holder of the Note so registered for all purposes until the Company or its agent, as applicable, is required to record a transfer of this Note on its register.

(iii)  Replacement. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Note and, in the case of any such loss, theft or destruction of any Note, upon receipt of an indemnity reasonably satisfactory to the Company or, in the case of any such mutilation, upon the surrender and cancellation of such Note, the Company, at its expense, will execute and deliver, in lieu thereof, a new Note of like tenor and dated the date of such lost, stolen, destroyed or mutilated Note.

7.  Covenants of the Company. The Company covenants and agrees as follows:

(i)  Consolidation, Merger and Sale. With the exception of a reverse merger transaction, the Company will not sell or otherwise dispose of (or permit any subsidiary to sell or otherwise dispose of) a material portion of its property or assets in one or more transactions for so long as any of the Notes remain outstanding.

(ii)  Use of Proceeds. The Company shall use the proceeds for general working capital purposes and will broad discretion with respect to the allocation of these funds.

Ex A-4

8.  Events of Default. If any of the following events take place before or on the Maturity Date (each, an “Event of Default”), Payee at its option may declare all principal and accrued and unpaid interest thereon and all other amounts payable under this Note immediately due and payable; provided, however, that this Note shall automatically become due and payable without any declaration in the case of an Event of Default specified in clause (iii) or (v), below:

(i)	Company fails to make payment of the full amount due under this Note upon the tender of such Note following the Maturity Date; or

(ii)	A receiver, liquidator or trustee of Company or any substantial part of Company’s assets or properties is appointed by a court order; or

(iii)	Company is adjudicated bankrupt or insolvent; or

(iv)	Any of Company’s property is sequestered by or in consequence of a court order and such order remains in effect for more than 30 days; or

(v)	Company files a petition in voluntary bankruptcy or requests reorganization under any provision of any bankruptcy, reorganization or insolvency law or consents to the filing of any petition against it under such law, or

(vi)	Proceedings for the appointment of a receiver, trustee or custodian of the Company or of all or a substantial part of the assets or property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within sixty (60) days of commencement.

(vii)	Company makes a formal or informal general assignment for the benefit of its creditors, or admits in writing its inability to pay debts generally when they become due, or consents to the appointment of a receiver or liquidator of Company or of all or any part of its property; or

(viii)	An attachment or execution is levied against any substantial part of Company’s assets that is not released within 30 days; or

(ix)	Company dissolves, liquidates or ceases business activity, or transfers any major portion of its assets other than in the ordinary course of business; provided that this paragraph (ix) shall not apply to any contemplated real estate transaction; or

Ex A-5

(x)	Company breaches any covenant or agreement on its part contained in this Note or the Securities Purchase Agreement; or

(xi)	Any material inaccuracy or untruthfulness of any representation or warranty of the Company set forth in this Note, the Securities Purchase Agreement or other offering documents, schedules and exhibits related thereto.

9.  Definitions.

“Business Day” means a day (other than a Saturday or Sunday) on which banks generally are open in New York, New York for the conduct of substantially all of their activities.

“Noteholder” or “Payee” with respect to any Note, means at any time each Person then the record owner hereof and “Noteholders” or “Payees” means all of such Noteholders or Payees, collectively.

“Note Issuance” or “Offering” shall mean the Secured Convertible Promissory Notes issued by the Company to the Payee and other Noteholders (each in substantially the form of this Note) in the original principal amount not to exceed $6,000,000 in the aggregate.

“Person” means any person or entity of any nature whatsoever, specifically including an individual, a firm, a company, a corporation, a partnership, a limited liability company, a trust or other entity.

“Securities Purchase Agreement” means the Securities Purchase Agreement, dated December 2017 between the Company and the Payee.

10.  Expenses of Enforcement, etc. The Company agrees to pay all reasonable fees and expenses incurred by the Payee in connection with any amendments, modifications, waivers, extensions, renewals, renegotiations or “workouts” of the provisions hereof or incurred by the Payee in connection with the enforcement or protection of its rights in connection with this Note, or in connection with any pending or threatened action, proceeding, or investigation relating to the foregoing, including but not limited to the reasonable fees and disbursements of counsel for the Payee. The Company indemnifies the Payee and its directors, managers, affiliates, partners, members, officers, employees and agents against, and agrees to hold the Payee and each such person and/or entity harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees and expenses, incurred by or asserted against the Payee or any such person and/or entity arising out of, in any way connected with, or as a result of (i) the consummation of the loan evidenced by this Note and the use of the proceeds thereof or (ii) any claim, litigation, investigation or proceedings relating to any of the foregoing, whether or not the Payee or any such person and/or entity is a party thereto other than any loss, claim, damage, liability or related expense incurred or asserted against the payee or any such person on account of the payee’s or such person’s gross negligence or willful misconduct. Notwithstanding the foregoing, with respect to the indemnification obligations of the Company hereunder, (i) the Company’s aggregate liability under this Note to the Payee shall not exceed the aggregate principal amount of the Note and all accrued and unpaid interest thereon and (ii) indemnified liabilities shall not include any liability of any indemnitee arising out of such indemnitee’s gross negligence. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law.

Ex A-6

11.  Security Interest.

(i)  Creation of Security Interest. In order to secure the payment of the principal and interest and all other obligations of the Company hereunder now or hereafter owed by the Company to Payee (the “Secured Obligations”), the Company hereby grants to Payee (or its designee) (the “Secured Party”) a second priority security interest (the “Security Interest”) in the property of the Company described below (the “Collateral”) on the terms and conditions set forth in this Note second only to the existing note payable to Arthur Rosen in an amount not to exceed $1,000,000:

(a)  all intellectual property of any kind or nature whatsoever, including without limitation patents, patent applications, copyrights, copyright applications, trademarks and service marks and applications therefore, mask works, net lists and trade secrets;

(b)  all substitutes and replacements for, accessions, attachments, and other additions to, and all proceeds, products, and increases of, any and all of the foregoing Collateral, in whatever form, whether cash or noncash; interest, premium, and principal payments, redemption proceeds and subscription rights, and shares or other proceeds of conversions or splits of any securities in Collateral, and returned or repossessed Collateral; and, to the extent not otherwise included, all (A) payments under insurance, or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral, (B) cash and (C) security for the payment of any of the Collateral, and all goods which gave or will give rise to any of the Collateral or are evidenced, identified, or represented therein or thereby.

(ii)  Sale or Removal of Collateral Prohibited. Except for the sale of inventory in the ordinary course of the Company’s business, the Company shall not sell, lease, encumber, pledge, mortgage, assign, grant a security interest in, or otherwise transfer the Collateral without the written consent of Payee, which consent shall not be unreasonably withheld.

(iii)  Uniform Commercial Code Security Agreement. This Section is intended to be a security agreement pursuant to the Uniform Commercial Code for any of the items specified above as part of the Collateral which, under applicable law, may be subject to a security interest pursuant to the Uniform Commercial Code, and the Company hereby grants Payee a security interest in said items. The Company agrees that Payee may file any appropriate document in the appropriate index or filing office as a financing statement for any of the items specified above as part of the Collateral and the Company shall reimburse Payee for all fees and expenses associated with such filing. In addition, the Company agrees to execute and deliver to Payee, upon Payee’s request, any financing statements, as well as extensions, renewals and amendments thereof, and reproductions of this Agreement in such form as Payee may reasonably require to perfect a security interest with respect to said items. The Company shall pay all costs of filing such financing statements and any extensions, renewals, amendments, and releases thereof, and shall pay all reasonable costs and expenses of any record searches for financing statements Payee may reasonably require. Without the prior written consent of Payee, the Company shall not create or suffer to be created pursuant to the Uniform Commercial Code any other security interest in the Collateral, other than the Security Interests of Secured Party, including replacements and additions thereto. Upon the occurrence of an Event of Default, each Secured Party shall have the remedies of a Payee under the Uniform Commercial Code and, at Secured Party’s option, may also invoke the other remedies provided in this Note as to such items. In exercising any of said remedies, Secured Party may proceed against the items of real property and any items of personal property specified above as part of the Collateral separately or together and in any order whatsoever, without in any way affecting the availability of Secured Party’s remedies under the Uniform Commercial Code or of the other remedies provided in this Agreement.

Ex A-7

(iv)  Rights of Secured Party. Upon an Event of Default, Secured Party may require the Company to assemble the Collateral and make it available to Secured Party at the place to be designated by Secured Party which is reasonably convenient to the parties. Secured Party may sell all or any part of the Collateral as a whole or in parcels either by public auction, private sale, or other method of disposition. Secured Party may bid at any public sale on all or any portion of the Collateral. Unless the Collateral is perishable or threatens to decline speedily in value or is of the type customarily sold on a recognized market, Secured Party shall give the Company reasonable notice of the time and place of any public sale or of the time after which any private sale or other disposition of the Collateral is to be made, and notice given at least 10 days before the time of the sale or other disposition shall be conclusively presumed to be reasonable. A public sale in the following fashion shall be conclusively presumed to be reasonable:

(a)  Notice shall be given at least 10 days before the date of sale by publication once in a newspaper of general circulation published in the county in which the sale is to be held;

(b)  The sale shall be held in a county in which the Collateral or any part is located or in a county in which the Company has a place of business;

(c)  Payment shall be in cash or by certified check immediately following the close of the sale;

(d)  The sale shall be by auction, but it need not be by a professional auctioneer; and

(e)  The Collateral may be sold as is and without any preparation for sale.

(v)  Notwithstanding any provision of this Agreement, Secured Party shall be under no obligation to offer to sell the Collateral. In the event Secured Party offer to sell the Collateral, Secured Party will be under no obligation to consummate a sale of the Collateral if, in their reasonable business judgment, none of the offers received by them reasonably approximates the fair value of the Collateral.

Ex A-8

(vi)  In the event Secured Party elects not to sell the Collateral, Secured Party may elect to follow the procedures set forth in the Uniform Commercial Code for retaining the Collateral in satisfaction of the Company’s obligation, subject to the Company’s rights under such procedures.

(vii)  In addition to the rights under this Agreement, in the Event of Default by the Company, Secured Party shall be entitled to the appointment of a receiver for the Collateral as a matter of right whether or not the apparent value of the Collateral exceeds the outstanding principal amount of the Notes and any receiver appointed may serve without bond. Employment by Secured Party shall not disqualify a person from serving as receiver.

(viii)  Additional Rights of Secured Party. The Company shall execute and deliver to Secured Party concurrently with the Company’s execution and delivery of this Agreement and at any time thereafter at the reasonable request of Secured Party, all financing statements, continuation financing statements, fixture filings, security agreements, mortgages, pledges, assignments, endorsements of certificates of title, applications for title, affidavits, reports, notices, schedules of accounts, letters of authority, and all other documents that Secured Party may reasonably request, in form reasonably satisfactory to Secured Party, to perfect and maintain perfected Secured Party’s continuing security interests in the Collateral and in order to fully consummate all of the transactions contemplated under the Offering Documents, the Company hereby authorizes Secured Party to file and/or record such financing statements and other documents as Secured Party deems reasonably necessary to perfect and maintain Secured Party’s continuing security interest in the Collateral, including, but not limited to, any and all filings recognized by the United States Patent and Trademark Office for the purposes of perfecting a security interest in any Collateral that is considered intellectual property of the Company. The Company agree any such financing statements may contain an “all asset” or “all property” description of the Collateral.

(ix)  The Security Interest shall terminate when all the Secured Obligations have been fully and indefeasibly paid in full, at which time all Uniform Commercial Code termination statements and similar documents which the Company shall reasonably request to evidence such termination shall be executed.

Ex A-9

12.  Amendment and Waiver. The provisions of this Note may not be modified, amended or waived, and the Company may not take any action herein prohibited, or omit to perform any act herein required to be performed by it, without the written consent of the holder.

13.  Anti-Dilution Rights. For so long as the Notes are outstanding, if the Corporation issues shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock, except for Excepted Issuances (as defined below), for a consideration at a price per share, or having a conversion, exchange or exercise price per share less than the Conversion Price of the Note immediately in effect prior to such sale or issuance, then immediately prior to such sale or issuance the Conversion Price of the Note shall be reduced to such other lower price. For purposes of this adjustment, the issuance of any security carrying the right to convert such security directly or indirectly into shares of Common Stock or of any warrant, right or option to purchase Common Stock shall result in an adjustment to the Conversion Price upon the issuance of the above described security and again upon the issuance of shares of Common Stock upon exercise of such conversion or purchase rights if such issuance is at a price lower than the then applicable Conversion Price. Excepted Issuances means: (i) Company’s issuance of Common Stock in full or partial consideration in connection with a strategic merger, acquisition, consolidation or purchase of substantially all of the securities or assets of a corporation or other entity, so long as such issuances are not for the purpose of raising capital and which holders of such securities or debt are not at any time granted registration rights, (ii) the Company’s issuance of securities in connection with strategic license agreements and other partnering arrangements, so long as such issuances are not for the purpose of raising capital and which holders of such securities or debt are not at any time granted registration rights, (iii) the Company’s issuance of Common Stock or the issuances or grants of options to purchase Common Stock to employees, directors, and consultants, pursuant to employee stock option plans, (iv) securities upon the exercise or exchange of or conversion of any securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding as of the date hereof.

14.  Remedies Cumulative. No remedy herein conferred upon the Payee is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

15.  Remedies Not Waived. No course of dealing between the Company and the Payee or any delay on the part of the Payee in exercising any rights hereunder shall operate as a waiver of any right of the Payee.

Ex A-10

16.  Assignments. The Payee may assign, participate, transfer or otherwise convey this Note and any of its rights or obligations hereunder or interest herein to any affiliate of Payee and to any other Person that the Company consents to (such consent not to be unreasonably withheld or delayed), and this Note shall inure to the benefit of the Payee’s successors and assigns. The Company shall not assign or delegate this Note or any of its liabilities or obligations hereunder.

17.  Headings. The headings of the sections and paragraphs of this Note are inserted for convenience only and do not constitute a part of this Note.

18.  Severability. If any provision of this Note is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Note will remain in full force and effect. Any provision of this Note held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

19.  Cancellation. After all principal, premiums (if any) and accrued interest at any time owed on this Note have been paid in full, or this Note has been converted this Note will be surrendered to the Company for cancellation and will not be reissued.

20.  Maximum Legal Rate. If at any time an interest rate applicable hereunder exceeds the maximum rate permitted by law, such rate shall be reduced to the maximum rate so permitted by law.

21.  Place of Payment and Notices. Unless otherwise stated herein, payments of principal and interest are to be delivered to the Noteholder of this Note at the address provided by the Payee in the Note Securities Purchase Agreement, or at such other address as such Noteholder has specified by prior written notice to the Company. No notice shall be deemed to have been delivered until the first Business Day following actual receipt thereof at the foregoing address.

22.  Waiver of Jury Trial. The Payee and the Company each hereby waives any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Note and/or the transactions contemplated hereunder.

23.  Submission to Jurisdiction.

(i)  Any legal action or proceeding with respect to this Note may be brought in the courts of the State of New Jersey or of the United States of America sitting in New Jersey, and, by execution and delivery of this Note, the Company hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts.

(ii)  The Company hereby irrevocably waives, in connection with any such action or proceeding, any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which they may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

(iii)  Nothing herein shall affect the right of the Payee to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Company in any other jurisdiction.

24.  GOVERNING LAW. ALL ISSUES AND QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS SECURED NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW JERSEY, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW RULES OR PROVISIONS (WHETHER OF THE STATE OF NEW JERSEY OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW JERSEY.

**********************************************

Ex A-11

IN WITNESS WHEREOF, the Company has executed and delivered this Secured Convertible Promissory Note on the date first written above.

COMPANY:

JERRICK MEDIA HOLDINGS, INC.

By:
Jeremy Frommer
Chief Executive Officer

Ex A-12

EXHIBIT A

NOTICE OF CONVERSION

(To Be Signed Only Upon Conversion of the Secured Convertible Promissory Note)

The undersigned, the holder of the foregoing Secured Convertible Promissory Note, hereby surrenders such Note for conversion into shares of Common Stock of Jerrick Media Holdings, Inc. to the extent of $      unpaid principal amount and any accrued and unpaid interest of such Note, and requests that the certificates for such shares be issued in the name of, and delivered to:

Name:

Address

Dated:     /     / 20

(Signature must conform in all respects to name of holder as specified on the face of the Debenture)

(Address)

A-1

EXHIBIT B

Purchaser Questionnaire

JERRICK MEDIA HOLDINGS, INC. ACCREDITED INVESTOR QUESTIONNAIRE

I. The Subscriber represents and warrants that he or it comes within one category marked below, and that for any category marked, he or it has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL EXCEPT AS NECESSARY FOR THE COMPANY AND/OR THE PLACEMENT AGENT TO COMPLY WITH LAW AND/OR ANY RULES PROMULGATED BY ANY REGULATORY AGENCY. The undersigned shall furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A ____	The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation. In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B ____	The undersigned is an individual (not a partnership, corporation, etc.) who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C ____	The undersigned is a director or executive officer of the Company which is issuing and selling the Secured Convertible Promissory Notes (“Notes”).

Category D ____	The undersigned is a bank; a savings and loan association; insurance company; registered investment company; registered business development company; licensed small business investment company (“SBIC”); or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or is a self directed plan with investment decisions made solely by persons that are accredited investors.

(Describe Entity)

B-1

Category E	The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940.

(Describe Entity)

Category F ______	The undersigned is either a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Notes and with total assets in excess of $5,000,000.

(Describe Entity)

Category G ______	The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Notes, where the purchase is directed by a “sophisticated person” as defined in Regulation 506(b)(2)(ii) under the Securities Act.

Category H _____	The undersigned is an entity (other than a trust) all the equity owners of which are “accredited investors” within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement.

(Describe Entity)

Category I ______	The undersigned is not within any of the categories above and is therefore not an accredited investor.

As used herein, the term “net worth” means the excess of total assets at fair market value (including home and personal property) over total liabilities (including mortgage). For purposes hereof, “individual income” means adjusted gross income less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any interest income received which is tax-exempt under Section 103 of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of Form 1040), (iii) any deduction claimed for depletion under Section 611 et seq. of the Code, and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 12.02 of the Code.

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the execution of this Agreement in the event that the representations and warranties in this Agreement shall cease to be true, accurate and complete.

B-2

II.	SUITABILITY (please answer each question)

(a)	For an individual Subscriber, please describe your current employment, including the company by which you are employed and its principal business:

(b)	For an individual Subscriber, please describe any college or graduate degrees held by you:

(c)	For all Subscribers, please list types of prior investments:

(d)	For all Subscribers, please state whether you have you participated in other private placements before:

YES ☐ NO ☐

(e)	If your answer to question (d) above was “YES”, please indicate frequency of such prior participation in private placements of:

	Public	Private
	Companies	Companies

Frequently	____________	____________
Occasionally	_____________	____________
Never	____________	____________

B-3

(f)	For individual Subscribers, do you expect your current level of income to significantly decrease in the foreseeable future:

YES ☐ NO ☐

(g)	For trust, corporate, partnership and other institutional Subscribers, do you expect your total assets to significantly decrease in the foreseeable future:

YES ☐ NO ☐

(h)	For all Subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

YES ☐ NO ☐

(i)	For all Subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the Notes for which you seek to subscribe?

YES ☐ NO ☐

(j)	For all Subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES ☐ NO ☐

III. MANNER IN WHICH TITLE IS TO BE HELD. (circle one)

(a)	Individual Ownership
(b)	Community Property
(c)	Joint Tenant with Right of Survivorship (both parties must sign)
(d)	Partnership*
(e)	Tenants in Common
(f)	Corporation*
(g)	Trust*
(h)	Limited Liability Company*
(i)	Other

IV. FINRA AFFILIATION.

Are you affiliated or associated with an FINRA member firm (please check one):

Yes ☐ No ☐

If Yes, please describe:

*If Subscriber is a Registered Representative with an FINRA member firm, have the following acknowledgment signed by the appropriate party:

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The undersigned FINRA member firm acknowledges receipt of the notice required by Rule 3050 of the NASD Conduct Rules.

Name of FINRA Member Firm

By:	Authorized Officer

Date:

V.	The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire contained herein and such answers have been provided under the assumption that the Company will rely on them.

VI.	In furnishing the above information, the undersigned acknowledges that the Company will be relying thereon in determining, among other things, whether there are reasonable grounds to believe that the undersigned qualifies as a Purchaser under Section 4(2) and/or Regulation D of the Securities Act of 1933 and applicable State Securities laws for the purposes of the proposed investment.

VII.	The undersigned understands and agrees that the Company may request further information of the undersigned in verification or amplification of the undersigned’s knowledge of business affairs, the undersigned’s assets and the undersigned’s ability to bear the economic risk involved in an investment in the securities of the Company.

VIII.	The undersigned represents to you that (a) the information contained herein is complete and accurate on the date hereof and may be relied upon by you and (b) the undersigned will notify you immediately of any change in any such information occurring prior to the acceptance of the subscription and will promptly send you written confirmation of such change. The undersigned hereby certifies that he, she or it has read and understands the Subscription Agreement related hereto.

IX.	In order for the Company to comply with applicable anti-money laundering/U.S. Treasury Department Office of Foreign Assets Control (“OFAC”) rules and regulations, Subscriber is required to provide the following information:

1.	Payment Information
(a)	Name and address (including country) of the bank from which Subscriber’s payment to the Company is being wired (the “Wiring Bank”):

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(b)	Subscriber’s wiring instructions at the Wiring Bank:

(c)	Is the Wiring Bank located in the U.S. or another “FATF Country”*?

☐  Yes ☐ No

(d)	Is Subscriber a customer of the Wiring Bank?

☐  Yes ☐ No

2.	Additional Information For Individual Investors:

_____	A government issued form of picture identification (e.g., passport or drivers license).

* As of the date hereof, countries that are members of the Financial Action Task Force on Money Laundering (“FATF Country”) are: Argentina, Australia, Austria, Belgium, Brazil, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Italy, Japan, Luxembourg, Mexico, Kingdom of the Netherlands, New Zealand, Norway, Portugal, Russian Federation, Singapore, South Africa, Spain, Sweden, Switzerland, Turkey, United Kingdom and the United States of America.

For Funds of Funds or Entities that Investon Behalf of Third Parties:

_____	A certificate of due formation and organization and continued authorization to conduct business in the jurisdiction of its organization (e.g., certificate of good standing).

_____	An “incumbency certificate” attesting to the title of the individual executing these subscription materials on behalf of the prospective investor.

_____	A completed copy of a certification that the entity has adequate anti-money laundering policies and procedures (“AML Policies and Procedures”) in place that are consistent with the USA PATRIOT Act, OFAC and other relevant federal, state or non-U.S. anti-money laundering laws and regulations (with a copy of the entity’s current AML Policies and Procedures to which such certification relates).

_____	A letter of reference any entity not located in the U.S. or other FATF country, from the entity’s local office of a reputable bank or brokerage firm that is incorporated, or has its principal place of business located, in the U.S. or other FATF Country certifying that the prospective investor maintains an account at such bank/brokerage firm for a length of time and containing a statement affirming the prospective investor’s integrity.

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For all other Entity Investors:

_____	A certificate of due formation and organization and continued authorization to conduct business in the jurisdiction of its organization (e.g., certificate of good standing).

_____	An “incumbency certificate” attesting to the title of the individual executing these subscription materials on behalf of the prospective investor.

_____	A letter of reference from the entity’s local office of a reputable bank or brokerage firm that is incorporated, or has its principal place of business located, in the U.S. or other FATF Country certifying that the prospective investor maintains an account at such bank/brokerage firm for a length of time and containing a statement affirming the prospective investor’s integrity.

_____	If the prospective investor is a privately-held entity, a certified list of the names of every person or entity who is directly or indirectly the beneficial owner of 25% or more of any voting or non-voting class of equity interests of the Subscriber, including (i) country of citizenship (for individuals) or principal place of business (for entities) and, (ii) for individuals, such individual’s principal employer and position.

_____	If the prospective investor is a trust, a certified list of (i) the names of the current beneficiaries of the trust that have, directly or indirectly, 25% or more of any interest in the trust, (ii) the name of the settlor of the trust, (iii) the name(s) of the trustee(s) of the trust, and (iv) the country of citizenship (for individuals) or principal place of business (for entities).

X.	ADDITIONAL INFORMATION

A TRUST MUST ATTACH A COPY OF ITS DECLARATION OF TRUST OR OTHER GOVERNING INSTRUMENT, AS AMENDED, AS WELL AS ALL OTHER DOCUMENTS THAT AUTHORIZE THE TRUST TO INVEST IN THE SECURITIES. ALL RESOLUTIONS AND DOCUMENTATION MUST BE COMPLETE AND CORRECT AS OF THE DATE HEREOF.

XI.	INFORMATION VERIFICATION CONSENT

BY SIGNING THIS SUBSCRIPTION AGREEMENT, SUBSCRIBER HEREBY GRANTS THE PLACEMENT AGENT PERMISSION TO REVIEW ALL PUBLICLY AVAILABLE INFORMATION REGARDING SUBSCRIBER, INCLUDING, BUT NOT LIMITED TO INFORMATION PROVIDED BY THE OFFICE OF FOREIGN ASSETS CONTROL (“OFAC”) FOR THE PURPOSE OF VERIFYING INFORMATION PROVIDED BY SUBSCRIBER HEREIN.

INVESTOR QUESTIONNAIRE EXECUTION PAGE

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Signature	Signature (if purchasing jointly)

Name Typed or Printed	Name Typed or Printed

Entity Name	Entity Name

Address	Address

City, State and Zip Code	City, State and Zip Code

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FOR INTERNAL USE ONLY

Reviewed by Placement Agent:                         ☐ Yes              ☐ No

Date Reviewed: _________________________________________________________

Review Conducted by:____________________________________________________

(Print Name)

Form **W-9**
(Rev. January 2011)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

Give Form to the requester. Do not send to the IRS.

Print or type
See Specific Instructions on page 2.

Name (as shown on your income tax return)

Business name/disregarded entity name, if different from above

Check appropriate box for federal tax classification (required): ☐ Individual/sole proprietor ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶

☐ Exempt payee

☐ Other (see instructions) ▶

Address (number, street, and apt. or suite no.)

Requester's name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the "Name" line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN* on page 3.

Social security number

☐☐☐ – ☐☐ – ☐☐☐☐

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Employer identification number

☐☐ – ☐☐☐☐☐☐☐

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3. I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here | **Signature of U.S. person ▶** | **Date ▶**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien,
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,
- An estate (other than a foreign estate), or
- A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners' share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

Cat. No. 10231X

Form **W-9** (Rev. 1-2011)